Exhibit 10.1

DTHERA SCIENCES

INVESTMENT UNIT PURCHASE AGREEMENT

PLEASE READ THE FOLLOWING LEGENDS CAREFULLY:

DTHERA SCIENCES (THE “COMPANY”) IS OFFERING TO SELL INVESTMENT UNITS (“UNITS”), EACH UNIT COMPOSED OF (I) FOUR (4) SHARES OF THE COMPANY’S COMMON STOCK AND (II) A WARRANT TO PURCHASE ONE ADDITIONAL SHARE OF THE COMPANY’S COMMON STOCK. THE UNITS BEING OFFERED FOR SALE PURSUANT TO THIS AGREEMENT INVOLVE A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD BE CONSIDERED EXTREMELY SPECULATIVE. THEY SHOULD NOT BE PURCHASED BY PERSONS WHO CANNOT AFFORD THE POSSIBILITY OF THE LOSS OF THEIR ENTIRE INVESTMENT.

THIS AGREEMENT INVOLVES SUBSTANTIAL RISK, INCLUDING, BUT NOT LIMITED TO, RISKS ARISING FROM THE COMPANY’S LACK OF OPERATING HISTORY, FINANCIAL ASSETS AND REVENUES, COMPETITION, LACK OF DIVERSIFICATION, AND THE ABSENCE OF A MARKET FOR AND RESTRICTIONS ON THE TRANSFERABILITY OF THE UNITS AND THE SECURITIES UNDERLYING SAID UNITS.

THIS AGREEMENT OF THE COMPANY IS OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND APPLICABLE STATE SECURITIES COMMISSIONS. HOWEVER, THE SECURITIES AND EXCHANGE COMMISSION AND SUCH STATE COMMISSIONS HAVE NOT MADE AN INDEPENDENT DETERMINATION THAT THE UNITS OFFERED HEREBY ARE EXEMPT FROM REGISTRATION. IN ADDITION, THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY SUCH STATE SECURITIES COMMISSION, NOR HAVE ANY SUCH AGENCIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS AGREEMENT OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM ANY OF OUR MANAGEMENT, AGENTS, REPRESENTATIVES OR EMPLOYEES, AS INVESTMENT, LEGAL, TAX, OR ACCOUNTING ADVICE. THE PURCHASER OF THE UNITS SHOULD CONSULT ITS OWN ATTORNEY, ACCOUNTANT AND OTHER PROFESSIONAL ADVISORS AS TO LEGAL, TAX, ACCOUNTING AND OTHER RELATED MATTERS CONCERNING THE PURCHASE OF THE UNITS.

ANY REPRODUCTION OR DISTRIBUTION OF THIS AGREEMENT, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT OUR PRIOR WRITTEN CONSENT, IS STRICTLY PROHIBITED.

FORMER EVERYSTORY SHAREHOLDERS: THIS OFFERING IS BEING CONDUCTED BY THE COMPANY IN CONNECTION WITH THE COMPANY’S EFFORTS TO ALIGN THE OWNERSHIP OF THE COMPANY MORE CLOSELY WITH THE OWNERSHIP PERCENTAGES PREVIOUSLY DISCUSSED PRIOR TO THE SHARE EXCHANGE TRANSACTION BETWEEN THE COMPANY (THEN KNOWN AS KNOWLEDGE MACHINE INTERNATIONAL, INC.) AND THE HOLDERS OF SECURITIES OF EVERYSTORY, INC. BY SIGNING BELOW, YOU WAIVE ANY CLAIM THAT YOU MAY HAVE AGAINST THE COMPANY RELATING TO THE SHARE EXCHANGE TRANSACTION BETWEEN THE COMPANY AND THE HOLDERS OF EVERYSTORY SECURITIES. PLEASE SEEK LEGAL COUNSEL IF YOU HAVE ANY QUESTIONS RELATING TO THIS WAIVER.

THE UNITS OFFERED FOR SALE UNDER THIS AGREEMENT ARE OFFERED SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFERING WITHOUT PRIOR NOTICE TO THE PURCHASER PURSUANT TO THE TERMS OF THIS AGREEMENT; AND TO CERTAIN OTHER CONDITIONS SPECIFIED HEREIN. THE COMPANY RESERVES THE RIGHT TO ACCEPT OR REJECT ANY AGREEMENT, IN WHOLE OR IN PART, FOR ANY REASON OR NO REASON.

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THE UNITS OFFERED UNDER THIS AGREEMENT MAY BE SUBSCRIBED FOR AND PURCHASED ONLY IF A POTENTIAL INVESTOR IS AN ACCREDITED INVESTOR, AS THAT TERM IS DEFINED IN THE GENERAL RULES AND REGULATIONS PROMULGATED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED.

THE COMMON STOCK AND WARRANTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, THE APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE LAWS OF ANY OTHER RELEVANT JURISDICTION PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. IN ADDITION, THE COMMON STOCK AND WARRANTS OFFERED HEREUNDER SHALL ALSO BE SUBJECT TO LOCK UP PERIODS AS SET FORTH IN THE AGREEMENT AND WARRANT. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF A PURCHASE OF THE COMMON STOCK AND WARRANTS COMPRISING THE UNITS FOR AN INDEFINITE PERIOD OF TIME. THERE IS ONLY A LIMITED MARKET FOR THE COMPANY’S COMMON STOCK AND THERE WILL BE NO PUBLIC MARKET FOR THE WARRANTS, AND THERE IS NO OBLIGATION ON THE PART OF ANY PERSON TO REGISTER THE COMMON STOCK AND WARRANTS UNDER THE SECURITIES ACT, ANY STATE SECURITIES LAWS OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. INVESTMENT IN THE COMMON STOCK AND WARRANTS INVOLVES CERTAIN SIGNIFICANT INVESTMENT RISKS, INCLUDING RISKS OF LOSS OF CAPITAL OR ENTIRE INVESTMENT.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO PURCHASE UNITS IN ANY STATE WHERE IT WOULD BE UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION AND DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION TO ANY MEMBER OF THE GENERAL PUBLIC. THIS AGREEMENT CONSTITUTES AN OFFER ONLY TO THE PERSON OR ENTITY NAMED A PARTY HERETO, AND WHOSE SIGNATURE IS REQUIRED BELOW, AND ONLY IF IT IS SIGNED ON BEHALF OF THE COMPANY. ANY DISTRIBUTION OF THIS AGREEMENT TO ANY PERSON OR ENTITY OTHER THAN THE PERSON OR ENTITY NAMED BELOW IS UNAUTHORIZED.

IN MAKING AN INVESTMENT DECISION, THE POTENTIAL INVESTOR MUST RELY ON ITS OWN EXAMINATION OF THE UNITS AND THE COMPANY, AS WELL AS THE TERMS OF THIS AGREEMENT AND THE COMPANY’S OTHER GOVERNING DOCUMENTS.

THIS AGREEMENT CONTAINS PROPRIETARY AND CONFIDENTIAL INFORMATION OF DTHERA SCIENCES; BY ACCEPTING DELIVERY OF THIS AGREEMENT THE PURCHASER AGREES NOT TO DISCLOSE ANY INFORMATION CONTAINED HEREIN EXCEPT TO HIS OR ITS LEGAL COUNSEL AND OTHER PROFESSIONAL ADVISORS IN CONNECTION WITH AN EVALUATION OF THE ADVISABILITY OF INVESTING IN THE COMPANY BY PURCHASING THE SECURITIES UNDER THIS AGREEMENT.

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INVESTMENT UNIT PURCHASE AGREEMENT

THIS INVESTMENT UNIT PURCHASE AGREEMENT (“Agreement”) is made effective as of the _____ day of ________, 2017, by and among Dthera Sciences, Inc., a Nevada corporation (the “Company”), and the undersigned investor (the “Investor”).

RECITALS

WHEREAS, the Investor wishes to purchase from the Company, and the Company wishes to sell and issue to the Investor, upon the terms and conditions stated in this Agreement, that number of investment units set forth on the signature page hereto (the “Units”), each Unit composed of (i) FOUR (4) shares of the Company’s Common Stock priced at $0.03 per share (the “Common Stock”) and (ii) a warrant (the “Warrant”) to purchase one additional share of the Company’s Common Stock at $0.45 per share (the shares of Common Stock issuable upon exercise of the Warrant are referred to herein as the “Warrant Shares”); and

WHEREAS, the Company and the Investor agree to be bound by the terms of this Agreement relating to conditions, restrictions, and terms of the Warrants and the Shares.

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Purchase and Issuance of the Units; Restrictions on Resale of Shares of Common Stock.

1.1.            Subject to the terms and conditions of this Agreement, Investor hereby agrees to purchase, and the Company hereby agrees to sell and issue to the Investor, the number of Units set forth opposite the Investor’s name on the signature page attached hereto for a purchase price equal to the product of (x) the number of Units subscribed for and (y) $0.12 per Unit (the “Purchase Price”). The Purchase Price is payable by check made payable to the order of “Dthera Sciences” or by wire transfer of immediately available funds delivered contemporaneously herewith as follows:

Bank Name:	Square 1 Bank

Bank Address:	406 Blackwell Street, Suite 240
Durham, NC 27701

ABA/Routing #
Acct #:
Acct Name:	EveryStory, Inc.

FBO:
(Investor Name)

1.2.            The shares of Common Stock purchased pursuant to the Offering are subject to restrictions on their resale as follows:

(a)                One half of the shares of common stock purchased may not be resold until that date which is twelve (12) months from the Closing Date; and

(b)               The remaining one half of the shares of common stock purchased may not be resold until that date which is eighteen (18) months from the Closing Date.

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(c)                The Board of Directors of the Company has the right, but not the obligation, as determined in the Board’s sole discretion, to shorten the restrictive periods set forth above for one or more investors in this Offering, including the Investor, on a case by case basis.

2.                  Closing.

2.1.            The closing shall be held on ________________, 2017, at a mutually convenient place as the Company and the Investor mutually shall agree upon, orally or in writing (which time and place are designated as the “Closing”; the date of the Closing referred to hereinafter as the “Closing Date”).

2.2.            At Closing, the Company shall deliver, or cause to be delivered promptly thereafter, to Investor (i) a stock certificate representing the Common Stock in the Units purchased by Investor and (ii) a Warrant representing the Warrants in the Units purchased by Investor, against delivery to the Company by the Investor of payment therefor by check or by wire transfer. The Company and Investor shall also deliver such other documents as are called for herein.

3.                  Representations and Warranties of the Company. The following representations and warranties are qualified in their entirety by the SEC Filings, as defined below. Should any representation or warranty of the Company contain any term that contradicts anything in the SEC Filings, the SEC Filing shall control. Accordingly, the Company hereby represents and warrants to the Investor that as of the Closing Date, and subject to the aforementioned qualification that:

3.1.            Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.

3.2.            Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Units and the shares of Common Stock and Warrant included therein, including the Warrant Shares (collectively, the “Securities”). The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

3.3.            Valid Issuance. The Common Stock, the Warrant and the transaction contemplated hereby have each been duly and validly authorized. Upon the due exercise of the Warrant, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investor. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investor.

3.4.            Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been or will be made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of Investor set forth in Section 4 hereof, the Company has taken and will take all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Warrant Shares upon due exercise of the Warrant, and (iii) the other transactions contemplated by the Transaction Documents from any provision of the Company’s Articles of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Investor as a result of the transactions contemplated hereby. For purposes of this Agreement, “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein

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3.5.            Delivery of SEC Filings; Business. The Company has made available to the Investor through the EDGAR system maintained by the SEC, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2016, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017, and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934 (collectively, the “SEC Filings”). Investor is encouraged to carefully review the SEC Filings, including the specific Risk Factors set forth therein. At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.6.            Use of Proceeds. The net proceeds of the issuance and sale of the Common Stock and the Warrant hereunder shall be used by the Company for working capital and general corporate purposes. Proceeds received pursuant to this Agreement shall be immediately available to the Company for its use.

3.7.            No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Articles of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investor through the EDGAR system), or (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties, or (iii) any agreement or instrument to which the Company is a party or by which the Company is bound.

3.8.            Financial Statements. The financial statements included in the SEC Filings present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) (except as may be disclosed therein or in the notes thereto). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a material adverse effect on the Company.

3.9.            No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the 1933 Act) in connection with the offer or sale of any of the Securities.

3.10.        Private Placement. Subject to the accuracy of the representations and warranties of Investor set forth in Section 4 hereof, the offer and sale of the Securities to the Investor as contemplated hereby is exempt from the registration requirements of the 1933 Act.

4.                  Representations and Warranties of the Investor. Investor hereby represents and warrants to the Company that:

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4.1.            Authorization. Investor: (i) if a natural person, represents that the Investor has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational or trust documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Investor is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Investor is a party or by which it is bound.

4.2.            Purchase Entirely for Own Account. The Securities to be received by Investor hereunder will be acquired for Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to Investor’s right at all times to sell or otherwise dispose of all or any part of Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by Investor to hold the Securities for any period of time. Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

4.3.            Investment Experience. Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

4.4.            Disclosure of Information. Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Investor acknowledges receipt of copies of the SEC Filings via the EDGAR system of the Securities and Exchange Commission (www.sec.gov). Neither such inquiries nor any other due diligence investigation conducted by Investor shall modify, amend or affect Investor’s right to rely on the Company’s representations and warranties contained in this Agreement; provided, Investor shall not rely on representations except those expressly set forth in this Agreement.

4.5.            Restricted Securities; Rule 144 Restriction Period for Common Stock; Additional Restrictions on Resale.

(a)                The Common Stock and Warrant to be purchased hereunder will not be registered and shall be characterized as “restricted securities” under the federal securities laws, and under such laws such securities may be resold without registration under the 1933 Act only in certain limited circumstances. Each certificate evidencing Common Stock to be issued hereunder shall bear a legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT. IN ADDITION, THE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS UNDER THAT CERTAIN INVESTMENT UNIT PURCHASE AGREEMENT ENTERED INTO IN CONNECTION WITH THE ISSUANCE OF THIS CERTIFICATE.

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(b)               In addition, the Warrant issued hereunder shall bear a legend in substantially the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT. THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS DURING THE FIRST YEAR.

(c)                The Investor acknowledges and agrees that, as “restricted securities,” the Common Stock to be purchased by it may not be transferred, hypothecated, sold or otherwise disposed of until (i) a registration statement with respect to such securities is declared effective under the 1933 Act, or (ii) the Company receives an opinion of counsel for the holder(s) of such Common Stock, reasonably satisfactory to counsel for the Company, that an exemption from the registration requirements of the 1933 Act is available. In addition, Investor agrees that Investor will not, for a period of not less than one (1) year from the date hereof, sell in any public market any Common Stock, or any interest therein, purchased pursuant to this Agreement.

4.6.            Accredited Investor. Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act (“Accredited Investor”). By initialing the appropriate space(s) below, Investor hereby represents that Investor falls into one of the following categories:

_____ (i) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity;

_____ (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

_____ (iii) an insurance company as defined in Section 2(13) of the Act;

_____ (iv) an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”);

_____ (v) a business development company as defined in Section 2(a)(48) of the Investment Company Act;

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_____ (vi) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

_____ (vii) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____ (viii) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if either:

_____ (A) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser,

_____ (B) the employee benefit plan has total assets in excess of $5,000,000, or

_____ (C) the plan is a self-directed plan with investment decisions made solely by Persons that are Accredited Investors;

_____ (ix) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (x) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, a Massachusetts or similar business trust, or a partnership, in each case, not formed for the specific purpose of making an investment in the Company, and in each case, with total assets in excess of $5,000,000;

_____ (xi) a director or executive officer of the Company issuing the Units being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer;

_____ (xii) a natural person whose individual net worth, or joint net worth with his or her spouse, excluding the value of the person’s primary residence and any amount of debt secured by his or her primary residence incurred within the past 60 days, at the time of his or her purchase exceeds $1,000,000;

_____ (xiii) a natural person who has an individual income in excess of $200,000 in each of the two most recent years or joint income with that Person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ (xiv) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of making an investment in the Company whose purchase of the Securities offered is directed by a sophisticated Person as described in Rule 506(b)(2)(ii) of Regulation D; or

_____ (xv) an entity in which all of the equity owners are Accredited Investors.

4.7.            No General Advertisement. Investor did not learn of the investment in the Securities as a result of any public advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or internet or presented at any seminar or other general advertisement. Rather, Investor learned of the investment in the Securities through its prior contact with the Company, its agents and/or its affiliates.

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4.8.            Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither Investor nor any affiliate of Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to Investor’s investments or trading or information concerning Investor’s investments, including in respect of the Securities, or (z) is subject to Investor’s review or input concerning such affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”). Prior to the earliest to occur of (i) the date that the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC or (ii) the date on which the Registration Statement is required to be declared effective by the SEC under the terms of the Registration Rights Agreement, Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction.

4.9.            Contemporaneous Offering. By signing below, the Investor understands, acknowledges, and agrees that the Company has another offering of its securities, separate and apart from this Offering, to certain employees and consultants of the Company (the “Employee Offering”), whereby the Company is selling shares of its common stock, subject to different rights and limitations from those applicable to this Offering.

5.                  Conditions to Closing.

5.1.            Conditions to the Investor’s Obligations. The obligation of Investor to purchase the Common Stock and the Warrant at the Closing is subject to the fulfillment to Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by Investor:

(a)                The representations and warranties made by the Company in Section 3 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b)               The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(c)                The Company shall have executed and delivered the Registration Rights Agreement.

(d)               No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(e)                No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

5.2.            Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Common Stock and the Warrant at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

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(a)                The representations and warranties made by the Investor in Section 4 hereof (the “Investor Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investor Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investor shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b)               The Investor shall have executed and delivered the Registration Rights Agreement.

(c)                The Investor shall have delivered the Purchase Price to the Company.

6.                  Covenants and Agreements of the Company.

6.1.            Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrant, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrant issued pursuant to this Agreement in accordance with their respective terms.

6.2.            Reports. The Company will furnish to the Investor and/or its assignees such information relating to the Company and any subsidiaries as from time to time may reasonably be requested by the Investor and/or its assignees; provided, however, that the Company shall not disclose material nonpublic information to the Investor, or to advisors to or representatives of the Investor, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

6.3.            No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investor under the Transaction Documents.

6.4.            Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

6.5.            Termination of Covenants. The provisions of Sections 6.2 through 6.4 shall terminate and be of no further force and effect on earlier to occur of (i) the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate; or (ii) Rule 144 becoming available to the Investor with respect to the resale of the applicable Securities then held by Investor.

7.                  Survival and Indemnification.

7.1.            Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

7.2.            Indemnification.

(a)             By the Investor. Investor agrees to indemnify and hold harmless the Company and its affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which the Company may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of Investor under the Transaction Documents, and will reimburse the Company for all such amounts as they are incurred by the Company.

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8.                  Miscellaneous.

8.1.            Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investor, as applicable, provided, however, that Investor may assign its rights and delegate its duties hereunder in whole or in part to an affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company, after notice duly given by Investor to the Company, provided, that no such assignment or obligation shall affect the obligations of Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2.            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and transmitted via electronic transmission, which shall be deemed an original.

8.3.            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.4.            Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Dthera Sciences

9921 Carmel Mountain Road, Suite 118

San Diego, CA 92129

Attention: Edward Cox, CEO

With a copy to:

Kirton McConkie, PC

50 E. South Temple, Suite 400

Salt Lake City, Utah 84111

Attention: C. Parkinson Lloyd, Esq.

If to the Investor:

to the addresses set forth on the signature page hereto.

8.5.            Expenses. The parties hereto shall pay their own costs and expenses in connection herewith. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party which does not prevail in such proceedings shall pay the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

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8.6.            Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

8.7.            Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

8.8.            Entire Agreement. This Agreement, including the other Transaction Documents, constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

8.9.            Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

8.10.        Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in San Diego County, California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

8.11.        Company Acceptance. This Agreement is not binding on the Company unless and until the Company executes the signature page set forth below.

[signature page follows]

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The undersigned has (have) executed this Investment Unit Purchase Agreement on this ____day of __________ 2017.

The Investor:

Signature	Signature of Spouse/Partner (if applicable)

Individual or Entity Name (and Title, if applicable)	Name

Address	Address

Federal Identification or Social Security No.	Federal Identification or Social Security No.

State of Domicile/Organization/Incorporation

Additional Information for Notice:	Facsimile:
Email:

Aggregate Purchase Price:	$

Number of Units:

Shares:

Warrants:

Date:	, 2017

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IN WITNESS WHEREOF, the Company has executed this Investment Unit Purchase Agreement or caused its duly authorized officer to execute this Agreement as of the date set forth below.

The Company:	DTHERA SCIENCES

By:
Name:
Title:

Date of Execution: _______ ___, 2017

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